Merrill Merchants Bancshares, Inc.

Advest Group

March 23, 2005

Forward-Looking Statements

This presentation contains certain forward-looking statements with respect to the financial condition, results of operations and business of Merrill Merchants Bancshares, Inc. Forward-looking statements are subject to various factions which could cause actual results to differ materially from these estimates. These factors include, but are not limited to, changes in general economic conditions, interest rates, deposit flows, loan demand, competition, legislation or regulation and accounting principles, policies or guidelines, as well as other economic, competitive, governmental, regulatory and accounting and technological factions affecting the Company's operations. Investors are encouraged to access the Company's periodic reports filed with the Securities and Exchange Commission for financial and business information regarding Merrill Merchants Bancshares, Inc.

Merrill Merchants Bancshares, Inc.

Merrill at a Glance

- Headquartered in Bangor Maine (founded in 1992)
- Market cap of $83 million (MERB: NASDAQ)
- At December 31, 2004:
  - $369 million in assets
  - $300 million in deposits
  - $356 million in trust assets under management
  - 11 branch locations
  - 135 employees
- Management, employees and directors own over 40% of the Company

Market Area

- Stable economic area:
  - 147,000 population
  - 58,100 households
  - $34,300 median income
- Bangor serves as gateway to northern and coastal Maine, and Canadian Maritimes
- Major industry: healthcare, retail, manufacturing, service and government

Keys to our Success

- Leadership focus to achieve superior results
- We know our markets
- React and make decisions quickly
- Strong credit culture
- Employee commitment to customer service excellence

Net Income



$6
$5
$4
$3
$2
$1
$-
In Millions
CAGR 20%
1998
1999
2000
2001
2002
2003
2004

Merrill Merchants Bancshares, Inc.

Return on Average Assets



1.36%
1.08%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1998
1999
2000
2001
2002
2003
2004
Merrill
Peer

Data Source: FFIEC Bank Holding Company Performance Report ($300-$500 million)

Merrill Merchants Bancshares, Inc.

Return on Average Equity



18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
16.06%
11.54%
1998
1999
2000
2001
2002
2003
2004
Merrill
Peer

Data Source: FFIEC Bank Holding Company Performance Report ($300-$500 million)

Merrill Merchants Bancshares, Inc.

Loan Mix



Commercial
21%
Commercial
Real Estate 34%
Consumer 19%
Construction
5%
Residential 21%

$283 million

Merrill Merchants Bancshares, Inc.

Commercial Diversification


Agriculture/Fishing
Construction
Manufacturing
Communication
Finance &
Insurance
Utilities
Wholesale
Retail
Automotive
Restaurants
Real Estate
Hotels & Lodging
Healthcare
Transportation
Other

Merrill Merchants Bancshares, Inc.

Net Charge-Offs to Average Loans



0.25%
0.20%
0.15%
0.10%
0.05%
0.00%
0.14%
0.05%
1998
1999
2000
2001
2002
2003
2004
Merrill
Peer

Data Source: FFIEC Bank Holding Company Performance Report ($300-$500 million)

Merrill Merchants Bancshares, Inc.

Non-Performing to Total Assets



0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.55%
0.44%
1998
1999
2000
2001
2002
2003
2004
Merrill
Peer

Data Source: FFIEC Bank Holding Company Performance Report ($300-$500 million)

Merrill Merchants Bancshares, Inc.

Deposit Mix


Brokered Deposits 13%
Checking 32%
Retail CDs 22%
Savings & Money Market 33%

$300 million

Merrill Merchants Bancshares, Inc.

Deposit Market Share

Rank	Institution	Branch Count	Total Deposits in Market ($000)	Total Market Share (%)
	Penobscot, ME			
1	Bangor Savings Bank (ME)	15	668,799	41.5
2	**Merrill Merchants Bancshares (ME)**	**9**	**263,057**	**16.3**
3	TD Bank Financial Group	6	190,245	11.8
4	KeyCorp (OH)	7	151,929	9.4
5	Bank of America Corp. (NC)	8	138,724	8.6
6	Camden National Corp. (ME)	4	95,530	5.9
7	Katahdin Bankshares Corp. (ME)	1	45,253	2.8
8	Skowhegan Savings Bank (ME)	2	43,459	2.7
9	First Citizens Bank (ME)	1	11,255	0.7
10	Machias Bancorp MHC (ME)	1	5,439	0.3
	Top 5	**45**	**1,412,754**	**87.6**
	Totals	**54**	**1,613,690**	**100.0**

Data Source: FDIC

Operating Efficiency



68%
66%
64%
62%
60%
58%
56%
54%
66.05%
59.29%
1998
1999
2000
2001
2002
2003
2004
Merrill
Peer

Data Source: FFIEC Bank Holding Company Performance Report ($300-$500 million)

Merrill Merchants Bancshares, Inc.

Net Interest Margin


5.0%
4.8%
4.6%
4.4%
4.2%
4.0%
3.8%
3.6%
4.04%
4.10%
1998
1999
2000
2001
2002
2003
2004
Merrill
Peer

Data Source: FFIEC Bank Holding Company Performance Report ($300-$500 million)

Merrill Merchants Bancshares, Inc.

Fee Income



Other
6%
Service Charges
8%
Mortgage Gains
18%
Overdraft Fees
19%
Joint Venture
3%
Investments
3%
ATM/Debit
12%
Trust Fees
28%
CSV
3%

$5 million

Merrill Merchants Bancshares, Inc.

Dividend History



$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
45.00%
40.00%
35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
1998
1999
2000
2001
2002
2003
2004
Dividend
Payout Ratio

Ten consecutive years of stock dividend

Merrill Merchants Bancshares, Inc.

5 Year Relative Stock Price Performance



350%
300%
250%
200%
150%
100%
50%
MERB
NASDAQ Bank
KBW Bank
3/17/00
8/16/00
1/15/01
6/15/01
11/15/01
4/16/02
9/16/02
2/14/03
7/17/03
12/16/03
5/14/04
10/15/04
3/17/05
Merrill Merchants Bancshares Inc. (+211.1%)
NASDAQ Bank Index (+102.5%)
KBW Bank Index (+29.3%)

Merrill Merchants Bancshares, Inc.

Stock Price & Volume



Volume
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
Price
$27.00
$26.00
$25.00
$24.00
$23.00
$22.00
$21.00
$20.00
3/14/2004
5/14/2004
7/14/2004
9/14/2004
11/14/2004
1/14/2005
3/14/2005
Volume
Price

Merrill Merchants Bancshares, Inc.

Our Mission

- Increase our market share
- Sustain high level of earnings and asset quality
- Enhance shareholder value

Merrill Merchants Bancshares, Inc.